UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


                            DYNAMIC ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

        NEVADA                           33-55254-03             87-0473323
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

7373 North Scottsdale Road, Suite B-150
         Scottsdale, Arizona                          85253
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (602) 483-8700

                                 AMENDMENT NO. 5

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated August 27, 1996 as set forth in the pages attached hereto:

     Audited financial statements as of November 30, 1996 for Genesis Health Management Corporation including complete auditor's opinion, part of which was accidentally not included in original filing

     Pro forma information as of September 30, 1996 and December 31, 1995.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Dynamic Associates, Inc.



Date:   February  20, 1997            /s/ Logan B. Anderson
     -----------------------          ---------------------
                                      Logan B. Anderson, Secretary/Treasurer

                      GENESIS HEALTH MANAGEMENT CORPORATION

                              FINANCIAL STATEMENTS

                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1996

Dewey L. Simonton
Certified Public Accountant                               820 Jordan, Suite 390
                                                          Shreveport, LA 71101
                                                          (318)221-5353

To the Board of Directors and Stockholders of Genesis Health Management Corporation



I have audited the accompanying balance sheet of Genesis Health Management Corporation (a Louisiana corporation) as of November 30, 1996, and the related statements of operation and retained earnings,and cash flows for the eleven months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genesis Health Management Corporation as of November 30, 1996, and the results of its operations and its cash flows for the eleven months ended November 30, 1996, in conformity with generally accepted accounting principles.



Dewey L. Simonton
Certified Public Accountant


February 4, 1997

                     Genesis Health Management Corporation
                                 Balance Sheet
                               November 30, 1996



              ASSETS

  Current Assets

Cash                                                $   166,416
Accounts receivable                                   1,294,000
Prepaid assets                                           39,320
Other receivables                                       122,887
                                                      ---------
 Total Current Assets                                 1,622,623
                                                      ---------

  Property and Equipment

Leasehold improvements                                   16,492
Transportation equipment                                 95,136
Furniture and fixtures                                   87,976
                                                      ---------
                                                        199,604
Less accumulated depreciation                           (42,243)
                                                      ---------
  Total Property and Equipment                          157,361
                                                      ---------

  Other assets

Security deposits                                           410
                                                      ---------
  Total Other Assets                                        410
                                                      ---------

  Total Assets                                      $ 1,780,394
                                                      =========

              LIABILITIES AND EQUITY


  Current Liabilities

Accounts payable - trade                            $   190,737
Notes payable                                           150,000
Current portion - long term debt                         25,439
Accrued expenses                                        250,549
Withheld & accrued payroll tax                           15,918
                                                      ---------
  Total Current Liabilities                             632,643
                                                      ---------

  Long Term Liabilities

Notes Payable                                            37,525
                                                      ---------
  Total Long Term Liabilities                            37,525
                                                      ---------
  Total Liabilities                                     670,168
                                                      ---------
  Stockholders Equity

Common Stock (No Par 10,000 shares
 authorized 10,000 issued)                                1,000
Retained earnings                                     1,109,226
                                                      ---------
  Total Stockholders Equity                           1,110,226
                                                      ---------

  Total Liabilities & Equity                        $ 1,780,394
                                                      =========

Genesis Health Management Corporation
Statement of Operations and Retained Earnings
For the eleven months ended November 30, 1996

  Revenue
Fees                                                $ 8,555,860
                                                      ---------
  Total Revenue                                       8,555,860

  Operating Expenses
Bad debts                                               692,500
Repairs and maintenance                                  36,105
Amortization                                                782
Rents                                                    91,421
Utilities                                                93,122
Wages and salaries                                    3,021,207
Travel and entertainment                                362,606
Depreciation expense                                     46,876
Insurance                                               152,557
Advertising                                              24,410
Legal and accounting                                     46,479
Payroll taxes                                           235,958
Dues and subscriptions                                    9,985
Auto and truck expense                                   20,294
Contributions                                             8,575
Other operating expenses                              1,253,543
                                                      ---------
  Total Operating Expenses                            6,096,420
                                                      ---------
  Income from operations                              2,459,440
                                                      ---------
  Other (Income) & Expense
Interest expense                                         15,561
Interest income                                            (427)
                                                      ---------
  Total Other (Income) Expense                           15,134
                                                      ---------
  Net Income                                          2,444,306
Retained Earnings - Beginning of Period                 114,920
Less Distributions                                   (1,450,000)
                                                      ---------
Retained Earnings -  End of Period                  $ 1,109,226
                                                      =========
                                  5

Genesis Health Management Corporation
Statement of Cash Flows
For the eleven months ended November 30, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                    $ 2,444,305
Adjustments to reconcile net income to net
 cash provided (used) by operating activities:
  Depreciations expense                                   46,876
  Loss (gain) on disposal equipment                       14,253
  Change in accounts receivable                         (704,500)
  Change in prepaid expenses                             (22,682)
  Change in other receivables                           (115,392)
  Change in other assets                                    (210)
  Change in accounts payable                              31,068
  Change in accrued expenses                             176,107
  Change in accrued income tax                           (46,544)
  Change in payroll taxes                                (59,436)
                                                       ---------
  Total Adjustments                                     (680,460)
                                                       ---------
Net Cash Provided (Used) by Operating Activities       1,763,845

  Cash Flows from Investment Activities
  Investment in equipment                               (122,097)
  Sale of equipment                                      151,429
                                                       ---------
Net Cash Provided (Used) by Investing Activities          29,332

Cash Flows From Financing
  Debt reduction                                        (355,707)
  Distributions paid                                  (1,450,000)
                                                       ---------
Net Cash Provided (Used) by Financing Activities      (1,805,707)
                                                       ---------
Net Increase (Decrease) in Cash                          (12,530)
Cash at Beginning of Period                              178,946
                                                       ---------
Cash at End of Period                               $    166,416
                                                       =========
Supplemental Disclosures
  Interest Paid                                     $     15,561
                                                        ========
                                 6

Genesis Health Management Corporation
Notes to Financial Statement
For the period ended November 30, 1996


Nature of Business

Genesis Health Management Corporation, a Louisiana corporation, manages the operation of geropsychiatric units for various hospitals located in the states of Louisiana, Arkansas, Mississippi and Tennessee. Genesis Health Management Corporation contracts for three to five years.

NOTE A - Summary of Significant Accounting Policies
         ------------------------------------------
This summary of significant accounting policies of Genesis Health Management Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting.

Estimated useful lives are as follows:

                                      Years
         Vehicle                        5
         Lease Improvement              7
         Furniture and Fixtures         7

For  federal  tax  purposes,   depreciation   is  computed  using  the  modified
accelerated cost recovery system.

Income Taxes

The Company has elected to be treated as a sub-s for tax purposes for the year beginning, January 1, 1996, to November 30, 1996.

Genesis Health Management Corporation
Notes to Financial Statements
November 30, 1996

NOTE B - Cash Concentration
         ------------------
The Company maintains cash balances in excess of the banks federally insured limits. The Company tries to keep this partial risk at a minimum.

NOTE C - Allowance for Doubtful Accounts
         -------------------------------
Accounts receivable are presented at net of allowance for doubtful accounts in the amount of $ 739,925.00.

NOTE D - Property and Equipment
         ----------------------
                                                     Accumulated
                                       Cost         Depreciation
         Vehicles                   $  95,135         22,452
         Lease Improvements            16,493          4,306
         Furniture and Fixtures        87,976         15,485
                                     --------       --------
                                      199,604         42,243
                                     ========       ========

NOTE E - Long Term Debt
         --------------
The Company finances certain equipment for various terms. The following is a summary of long-term debt at November 30, 1996:

           9.25% Note payable to bank in monthly  installments of $ 660.88, plus
           interest through February 21, 2000.                                       $    22,327

           9.4%  Note  payable  to a  lending  institution  payable  in  monthly
           installments of $ 927.22, plus interest through November 29, 1999.             28,988

          11.5%  Note  payable  to a  lending  institution  payable  in  monthly
          installments of $1,032.13, plus interest through November 6, 1997               11,649
                                                                                     -----------
                                                                                          62,964

          Less: Current maturities included in current liabilities                       (25,439)
                                                                                     -----------
                                                                                     $    37,525
                                                                                     ===========

Following are maturities of long-term debt.
                                         1998         16,382
                                         1999         17,978
                                         2000          3,165
                                                    --------
                                                   $  37,525
                                                    ========
                                  8

Genesis Health Management Corporation
Notes to Financial Statements
November 30, 1996

NOTE F - Use of Estimates
         ----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liablities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE G - Related Party Transactions
         --------------------------
Gulf States Air, Inc. is an airplane charter service which has the same ownership as Genesis Health Management Corporation. Genesis Health Management Corporation has paid Gulf States Air, Inc. $ 156,761.00 for charter services. The Company has paid $ 18,750.00 for prepaid charter services.

NOTE H - Leases
         ------
The Company is the lessee of equipment under operating leases expiring in various years through 1998.

Minimum future rental payments under non-cancellable operating leases having remaining terms in excess of one year as of November 30, 1996, for each of the following years:

                                   Years Ended       Amount

                                          1997     $  126,475
                                          1998         68,035
                                                     --------
   Total mimimum future rental payments            $  194,510
                                                     ========

The Company leases an aircraft from Gulf States Air, Inc. on a monthly basis, but the lease payment is not determined until the end of each month. Future payments are not determinable.

The following is rental expenses of operating leases incurred through November 30, 1996.

                               Minimum Rentals     $   57,975

Genesis Health Management Corporation
Notes to Financial Statements
November 30, 1996

NOTE I - Subsequent Events
         -----------------
The Company's shareholders have sold all the outstanding common stock to Genesis Acquisition Corporation effective December 1, 1996. This transaction will terminate the sub-s election effective at November 30, 1996.

NOTE J - Advertising
         -----------
The Company incurs no direct-response advertising. The advertising expense for the period ended November 30, 1996, is $ 24,410.

NOTE K - Compensated Absences
         --------------------
The Company accrues compensated absences. The cost for the period ended November 30, 1996, is $ 83,410.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                  BALANCE SHEET
                               September 30, 1996

                                                                                          Pro Forma      Consolidated
                                                        Dynamic         Genesis          Adjustments       Pro Forma
ASSETS
       CURRENT ASSETS
          Cash                                     $       749,864   $    433,652     $                 $    1,183,516
          Marketable securities                            103,219              0                              103,219
          Accounts receivable                              582,492      1,386,900                            1,969,392
          Loans receivable - related parties               164,600         48,506                              213,106
          Loans receivable                                       0         21,994                               21,994
          Accrued interest                                  18,300              0                               18,300
          Inventory                                        858,462              0                              858,462
          Prepaid expense                                    6,262         21,942                               28,204
          Deferred tax benefit                              61,000              0                               61,000
                                                   ---------------   ------------     ---------------   --------------

                            TOTAL CURRENT ASSETS         2,544,199      1,912,994                            4,457,193

       EQUIPMENT                                           270,942        109,087                              380,029

       OTHER ASSETS
          Note receivable                                   92,953              0                               92,953
          Investment                                        50,000              0                               50,000
          Goodwill                                               0              0 (1)         500,000
                                                                                  (2)      11,500,000       23,639,383
                                                                                  (3)       3,000,000
                                                                                  (4)      10,323,000
                                                                                  (5)          50,000
                                                                                  (6)      (1,733,617)
          Deposits                                         522,627            200 (1)        (500,000)          22,827
          Organization costs                                   940              0                                  940
                                                   ---------------   ------------     ---------------   --------------
                                                           666,520            200          23,139,383       23,806,103
                                                   ---------------   ------------     ---------------   --------------

                                                   $     3,481,661   $  2,022,281     $    23,139,383   $   28,643,325
                                                   ===============   ============     ===============   ==============



See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                            BALANCE SHEET (Continued)
                               September 30, 1996

                                                                                          Pro Forma      Consolidated
                                                        Dynamic         Genesis       Adjustments          Pro Forma
LIABILITIES & EQUITY
       CURRENT LIABILITIES
          Accounts payable                         $       293,727   $    136,284 (5) $        50,000   $      480,011
          Accrued expenses                                 117,117        113,272                              230,389
          Bridge loan                                            0              0 (3)       3,000,000        3,000,000
          Current portion of long-term debt                 55,530              0                               55,530
          Deferred income taxes                                  0          3,724                                3,724
          Income taxes payable                              19,907              0                               19,907
                                                   ---------------   ------------     ---------------   --------------

                       TOTAL CURRENT LIABILITIES           486,281        253,280           3,050,000        3,789,561

       LONG-TERM DEBT                                      134,212         35,384 (2)      11,500,000       11,669,596

       DEFERRED INCOME TAXES                                57,000              0                               57,000
                                                   ---------------   ------------     ---------------   --------------

                               TOTAL LIABILITIES           677,493        288,664          14,550,000       15,516,157

       Minority interest in subsidiary                     826,519              0                              826,519

       STOCKHOLDERS' EQUITY Common stock $.001 par value:
              Authorized - 25,000,000 shares
              Issued and outstanding 8,780,000
                 shares                                      8,780          1,000 (4)           3,100           11,880
                                                                                  (7)          (1,000)
              Additional paid-in capital                 3,372,594              0 (4)      10,319,900       11,959,877
                                                                                  (6)      (1,733,617)
                                                                                  (7)           1,000
              Retained earnings (deficit)               (1,078,725)     1,732,617                              653,892
              Stock subscription receivable               (325,000)             0                             (325,000)
                                                   ---------------   ------------     ---------------   --------------

                      TOTAL STOCKHOLDERS' EQUITY         1,977,649      1,733,617           8,589,383       12,300,649
                                                   ---------------   ------------     ---------------   --------------

                                                   $     3,481,661   $  2,022,281     $    23,139,383   $   28,643,325
                                                   ===============   ============     ===============   ==============


See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                  BALANCE SHEET
                                December 31, 1995

                                                                                          Pro Forma      Consolidated
                                                        Dynamic         Genesis          Adjustments       Pro Forma
ASSETS
       CURRENT ASSETS
          Cash                                     $       959,843   $    178,945 (2) $      (500,000)  $      638,788
          Short-term commercial paper                      329,157              0                              329,157
          Accounts receivable                              810,825        589,500                            1,400,325
          Loans receivable - related parties               272,300              0                              272,300
          Loans receivable                                       0          7,494                                7,494
          Accrued interest                                   4,202              0                                4,202
          Inventory                                        588,803              0                              588,803
          Prepaid expense                                    4,523         16,639                               21,162
          Deferred tax benefit                              53,000              0                               53,000
                                                   ---------------   ------------     ---------------   --------------

                            TOTAL CURRENT ASSETS         3,022,653        792,578            (500,000)       3,315,231

       EQUIPMENT                                           177,757        247,822                              425,579

       OTHER ASSETS
          Goodwill                                               0              0 (2)      12,000,000       25,257,080
                                                                                  (3)       3,000,000
                                                                                  (4)      10,323,000
                                                                                  (5)          50,000
                                                                                  (6)        (115,920)
          Deposits                                          21,315            200                               21,515
          Organization costs                                 1,120              0                                1,120
                                                   ---------------   ------------     ---------------   --------------
                                                            22,435            200          25,257,080       25,279,715
                                                   ---------------   ------------     ---------------   --------------

                                                   $     3,222,845   $  1,040,600     $    24,757,080   $   29,020,525
                                                   ===============   ============     ===============   ==============



See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                        UNAUDITED CONSOLIDATED CONDENSED
                            BALANCE SHEET (Continued)
                                December 31, 1995


                                                                                          Pro Forma      Consolidated
                                                        Dynamic         Genesis          Adjustments       Pro Forma
LIABILITIES & EQUITY
       CURRENT LIABILITIES
          Accounts payable and accrued
              expenses                             $       320,254   $    309,466 (5) $        50,000   $      679,720
          Bridge loan                                      220,000              0 (3)       3,000,000        3,220,000
          Current portion of long-term debt                 77,823              0                               77,823
          Income taxes payable                             129,805         46,544                              176,349
                                                   ---------------   ------------     ---------------   --------------

                       TOTAL CURRENT LIABILITIES           747,882        356,010           3,050,000        4,153,892

       LONG-TERM DEBT                                      173,652        542,575 (2)      11,500,000       12,216,227
       Loan from shareholders                                    0         26,095                               26,095

       DEFERRED INCOME TAXES                                54,000              0                               54,000
                                                   ---------------   ------------     ---------------   --------------

                               TOTAL LIABILITIES           975,534        924,680          14,550,000       16,450,214

       Minority interest in subsidiary                     775,389              0                              775,389

       STOCKHOLDERS' EQUITY
          Common stock $.001 par value:
          Authorized - 25,000,000 shares
          Issued and outstanding 7,000,000
              shares                                         7,000          1,000 (4)           3,100           10,100
                                                                                  (7)          (1,000)
          Additional paid-in capital                     1,335,000              0 (4)      10,319,900       11,539,980
                                                                                  (6)        (115,920)
                                                                                  (7)           1,000
          Earnings (deficit) accumulated
              during the development stage                 129,922        114,920                              244,842
                                                   ---------------   ------------     ---------------   --------------

                      TOTAL STOCKHOLDERS' EQUITY         1,471,922        115,920          10,207,080       11,794,922
                                                   ---------------   ------------     ---------------   --------------

                                                   $     3,222,845   $  1,040,600     $    24,757,080   $   29,020,525
                                                   ===============   ============     ===============   ==============



See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                             STATEMENT OF OPERATIONS
                      Nine Months ended September 30, 1996

                                                                                          Pro Forma      Consolidated
                                                        Dynamic          Genesis         Adjustments       Pro Forma
Net Sales                                          $     2,374,162   $             0  $                 $    2,374,162
Management fee income                                            0         6,235,860                         6,235,860
Cost of sales                                            1,689,841                 0                         1,689,841
                                                   ---------------   ---------------  ---------------   --------------

                                    GROSS PROFIT           684,321         6,235,860                         6,920,181

Selling and general and administrative
       expenses                                          1,379,430         4,023,838                         5,403,268
Research and development                                   425,039                 0                           425,039
                                                   ---------------   ---------------  ---------------   --------------
                                                         1,804,469         4,023,838                         5,828,307
                                                   ---------------   ---------------  ---------------   --------------

                     NET OPERATING INCOME (LOSS)        (1,120,148)        2,212,022                         1,091,874

OTHER INCOME (EXPENSE)
       Interest income                                      87,307                 0                            87,307
       Interest expense                                    (79,295)                0                           (79,295)
       Loss on sale of asset                                     0           (14,253)                          (14,253)
       Miscellaneous income                                 11,548               426                            11,974
       Miscellaneous expense                                (4,430)                0                            (4,430)
                                                   ---------------   ---------------  ---------------   --------------
                                                            15,130           (13,827)                            1,303
                                                   ---------------   ---------------  ---------------   --------------

                               NET INCOME (LOSS)
                         BEFORE INCOME TAXES AND
                               MINORITY INTEREST        (1,105,018)        2,198,195                         1,093,177

INCOME TAX EXPENSE                                          52,500             1,284                            53,784
                                                   ---------------   ---------------  ---------------   --------------

                               NET INCOME (LOSS)
                        BEFORE MINORITY INTEREST        (1,157,518)        2,196,911                         1,039,393

MINORITY INTEREST                                          (51,129)              -0-                           (51,129)
                                                   ---------------   ---------------  ---------------   --------------

                               NET INCOME (LOSS)   $    (1,208,647)  $     2,196,911  $             0   $      988,264
                                                   ===============   ===============  ===============   ==============

Net income (loss) per weighted
       average share                               $          (.15)  $        219.69                    $          .09
                                                   ===============   ===============                    ==============

Weighted average number of common
       shares used to compute net income
       (loss) per weighted average share                 7,869,877            10,000                        10,969,877
                                                   ===============   ===============                    ==============


See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                             STATEMENT OF OPERATIONS
                          Year ended December 31, 1995

                                                                                          Pro Forma      Consolidated
                                                        Dynamic          Genesis         Adjustments       Pro Forma
Net Sales                                          $     3,723,013   $             0  $                 $    3,723,013
Management fee income                                            0         3,832,188                         3,832,188
Cost of sales                                            2,370,168                 0                         2,370,168
                                                   ---------------   ---------------  ---------------   --------------

                                    GROSS PROFIT         1,352,845         3,832,188                         5,185,033

Selling and general and administrative
       expenses                                          1,407,527         3,543,293                         4,950,820
Bad debts                                                   58,380            47,425                           105,805
                                                   ---------------   ---------------  ---------------   --------------
                                                         1,465,907         3,590,718                         5,056,625
                                                   ---------------   ---------------  ---------------   --------------

                     NET OPERATING INCOME (LOSS)          (113,062)          241,470                           128,408

OTHER INCOME (EXPENSE)
       Interest income                                      28,543                24                            28,567
       Interest expense                                    (24,579)          (17,077)                          (41,656)
                                                   ---------------   ---------------  ---------------   --------------
                                                             3,964           (17,053)                          (13,089)
                                                   ---------------   ---------------  ---------------   --------------

                               NET INCOME (LOSS)
                         BEFORE INCOME TAXES AND
                               MINORITY INTEREST          (109,098)          224,417                           115,319

INCOME TAX EXPENSE                                         202,600            59,308                           261,908
                                                   ---------------   ---------------  ---------------   --------------

                               NET INCOME (LOSS)
                        BEFORE MINORITY INTEREST          (311,698)          165,109                          (146,589)

MINORITY INTEREST                                         (153,885)                0                          (153,885)
                                                   ---------------   ---------------  ---------------   --------------

                               NET INCOME (LOSS)   $      (465,583)  $       165,109  $             0   $     (300,474)
                                                   ===============   ===============  ===============   ==============

Net income (loss) per weighted
       average share                               $          (.18)  $         16.51                    $         (.05)
                                                   ===============   ===============                    ==============

Weighted average number of common
       shares used to compute net income
       (loss) per weighted average share                 2,641,213            10,000                         5,741,213
                                                   ===============   ===============                    ==============




See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS


The preceding pro forma consolidated condensed balance sheets have been derived from the balance sheets of the Company and Genesis Health Management Corporation ("Genesis") at September 30, 1996 and December 31, 1995. The balance sheets assume that the Company acquired 100% of the outstanding stock of Genesis on January 1, 1995. The Balance Sheet column for December 31, 1995 labeled Dynamic also assumes the Company had acquired 50% of the outstanding stock of P & H Laboratories on January 1, 1995.

     (1)  Reflects the reclassification of a deposit to goodwill.

     (2)  Reflects  $11,500,000  ($12,000,000  for 1995 pro forma)  cash paid to acquire 100% of the outstanding stock of Genesis and cash acquired by issuance of convertible notes.

     (3) Reflects issuance of $3,000,000 note payable for the balance of the purchase price.

     (4) Reflects the issuance of 3,000,000 restricted common shares as part of purchase price at $3.33 per share and 100,000 restricted common shares for a finder's fee at $3.33 per share.

     (5)  Reflects a commission due on the transaction.

     (6) Reflects the reduction of goodwill by the net assets purchased at book value.

     (7)  Eliminates common stock of subsidiary.

The preceding pro forma consolidated condensed statements of operations have been derived from the statements of operations of the Company and Genesis as of September 30, 1996 and December 31, 1995, and assumes the companies were consolidated as of the beginning of each period presented. The Statement of Operations column labeled Dynamic for 1995 assumes that Dynamic had acquired 50% of the outstanding stock of P & H Laboratories on January 1, 1995.

Had the Company actually acquired Genesis on January 1, 1995 it would have had sufficient net operating loss carryovers and amortization of goodwill to offset the income of Genesis in 1996. Therefore no pro forma adjustments have been made to income taxes payable or income tax expense.